VANECK DIGITAL ASSETS MINING ETF

SCHEDULE OF INVESTMENTS

June 30, 2022 (unaudited)

	Number of Shares	Value
COMMON STOCKS: 100.0%
Australia: 7.9%
Iris Energy Ltd. (USD) *	15,127	$50,675
Mawson Infrastructure Group, Inc. (USD) *	35,801	39,023
		89,698
Canada: 14.7%
Bitfarms Ltd. (USD) *	46,101	51,633
Hive Blockchain Technologies Ltd. (USD) *	21,299	63,684
Hut 8 Mining Corp. (USD) *	39,215	52,156
		167,473
China: 11.6%
BIT Mining Ltd. (ADR) *	34,720	21,530
Canaan, Inc. (ADR) *	22,734	73,203
Ebang International Holdings, Inc. (USD) *	94,570	37,923
		132,656
Germany: 5.3%
Northern Data AG # *	2,645	60,254
United Kingdom: 4.4%
Argo Blockchain Plc (ADR) *	13,335	50,140
United States: 56.1%
Applied Blockchain, Inc. *	20,544	21,571
Bakkt Holdings, Inc. *	7,326	15,385
Bit Digital, Inc. *	46,480	60,889
Block, Inc. *	985	60,538
Cipher Mining, Inc. *	40,003	54,804
Cleanspark, Inc. *	14,768	57,891
Coinbase Global, Inc. *	1,207	56,753
Core Scientific, Inc. *	13,589	20,248
Galaxy Digital Holdings Ltd. (CAD) *	5,814	21,770
Greenidge Generation Holdings, Inc. *	18,299	46,479
Marathon Digital Holdings, Inc. *	11,381	60,774
Riot Blockchain, Inc. *	16,365	68,569
Silvergate Capital Corp. *	1,002	53,637
Terawulf, Inc. *	28,739	34,487
Voyager Digital Ltd. (CAD) *	12,576	5,654
		639,449
Total Common Stocks (Cost: $2,963,404)		1,139,670
Total Investments: 100.0% (Cost: $2,963,404)		1,139,670
Other assets less liabilities: 0.0%		365
NET ASSETS: 100.0%		$1,140,035

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
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VANECK DIGITAL ASSETS MINING ETF

SCHEDULE OF INVESTMENTS

(unaudited) (continued)

#	Security has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $60,254 which represents 5.3% of net assets.

Summary of Investments by Sector	% of Investments	Value
Financials	13.4%	$153,199
Information Technology	86.6	986,471
	100.0%	$1,139,670
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